UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) February 1, 2007
Electro Rent Corporation

(Exact Name of Registrant as Specified in Charter)

California	0-9061	95-2412961

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Sepulveda Boulevard, Van Nuys, CA	91411-2501

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (818) 787-2100
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On February 1, 2007, Electro Rent Corporation appointed Steven Markheim to the position of Executive Vice President. Mr. Markheim has been Electro Rent’s Vice President of Administration since 1987.
Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.
     99.1 Press release dated February 5, 2007.

SIGNATURES
     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electro Rent Corporation
Date: February 6, 2007	By:	/s/ Craig R. Jones
Craig R. Jones
Vice President and Chief Financial Officer

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